UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. EmployerIdentification No.)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas  77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                         Other Events.

The consolidated balance sheet of Eagle Rock Energy GP, L.P. (“Eagle Rock GP”) as of September 30, 2009 and related notes are filed herewith as Exhibit 99.1 and are incorporated herein by reference. Eagle Rock GP is the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”).

The consolidated balance sheet of Eagle Rock GP as of December 31, 2008 and related notes have been retrospectively adjusted for the adoption of authoritative guidance related to Noncontrolling Interests in Consolidated Financial Statement and are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The consolidated balance sheets of the Partnership and its subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations, members’ equity, and cash flows for each of the three years in the period ended December 31, 2008, related notes, Item 6. Selected Financial Data and Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”) have been retrospectively adjusted for the adoption authoritative guidance related to the application of the two-class method to compute earnings per unit, authoritative guidance related to determining whether investments granted in share-based payment transactions are participating securities and for the discontinued operations of certain business, are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

Please note that the Partnership has not further updated the financial information or business discussion for events or activities occurring after the date of the 2008 10-K.  You should read the Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2009 for updated information.

Item 9.01.                         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of September 30, 2009 and related notes
99.2	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2008 and related notes
99.3	Eagle Rock Energy Partners, L.P. Consolidated Financial Statements, related notes, Selected Financial Data and Management Discussion & Analysis of Financial Condition and Results of Operations

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: December 7, 2009	By:	/s/ Jeffrey P. Wood
	Name:	Jeffrey P. Wood
	Title:	Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Deloitte & Touche LLP
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of September 30, 2009 and related notes
99.2	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2008 and related notes
99.3	Eagle Rock Energy Partners, L.P. Consolidated Financial Statements, related notes, Selected Financial Data, and Management Discussion & Analysis of Financial Condition and Results of Operations